EXHIBIT 99.1
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Scott L. Smith, certify to my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Gold Standard, Inc. (the "Company") on Form 10-QSB for the quarter ending January 31, 2003, as filed with the Securities and Exchange Commission on March 17, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

Date     March 17, 2003               By:  /s/Scott L. Smith
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                                          Scott L. Smith
                                          President and Chief Financial Officer